UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2004

                                IPIX CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-26363                  52-2213841
         --------                   ---------                  ----------
      (State or other              (Commission                (IRS Employer
jurisdiction of incorporation)     File Number)           Identification Number)


3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA                      94583
--------------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (925) 242-4002
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Furnished as Exhibit 99.1 is a copy of IPIX Corporation's earnings release for the quarter ended September 30, 2004, which was issued October 21, 2004.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  Exhibits

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of IPIX Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit Number             Description
--------------             -----------
99.1                       Earnings Release for the quarter ended September 30,
                           2004, which was issued October 21, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              IPIX CORPORATION



Dated:  October 25, 2004                      /s/ Paul Farmer
                                              ----------------------
                                              Paul Farmer
                                              Chief Financial Officer



                                       2